Non-Controlling Interest	12 Months Ended
Dec. 31, 2022
Disclosure Of Non Controlling Interests Text Block Abstract
NON-CONTROLLING INTEREST

26. NON-CONTROLLING INTEREST

Non-controlling interests represent equity interests in the Partnership that are not attributable to the Company. As of December 31, 2022, the Corporation held a general partnership interest representing approximately 26% economic interest in the Partnership (December 31, 2021 — approximately 24%). The remaining 74% economic interest represents exchangeable units held by the limited partnership unit holders (December 31, 2021 — 76%).

Pursuant to the terms of the partnership agreement, Partnership exchangeable units are entitled to distributions from Partnership in an amount equal to any dividends or distributions that are declared and paid with respect to the Telesat Public Shares and Class C Shares of the Company. Additionally, each holder of a Partnership exchangeable unit is entitled to vote in respect of matters on which holders of the Company’s common shares are entitled to vote through a special voting share of the Company. The holder of a Partnership exchangeable unit has the right to require the Partnership to exchange all or any portion of such holder’s Partnership exchangeable units for the Company’s common shares at a ratio of one common share for each Partnership exchangeable unit, subject to the Company’s right as the general partner of the Partnership, in its sole discretion, to deliver a cash payment in lieu of its common shares.

If it elects to make a cash payment in lieu of issuing common shares, the amount of the payment will be the weighted average trading price of the Telesat Public Shares on the New York Stock Exchange for the 20 consecutive trading days ending on the last business day prior to the exchange date.

Net income (loss) attributable to non-controlling interests represents the non-controlling interests’ portion of the Partnership’s net income (loss).

During the fourth quarter of 2021, a third-party was engaged to perform a formal valuation of the fair value of the RSUs issued in the second quarter of 2021. The valuation resulted in an increase in compensation and employee benefits of $6.9 million and $9.5 million in the second and third quarter of 2021, respectively, with corresponding decrease of $16.4 million in the fourth quarter of 2021. The decrease in compensation and employee benefits in the fourth quarter of 2021 resulted in higher proportion of net income being attributed to the non-controlling interest.

In connection with the Transaction, a final adjustment amount was required to be paid to Red Isle Private Investments Inc in the amount of $20.8 million (US$15.3 million). The adjustment amount is defined within the Transaction agreement and represents any portion of the inducement payment that was unpaid by Loral, combined with the calculated negative net asset value of Loral.

As at December 31, 2022, the Class C Partnership Units in Telesat Partnership LP was reduced by an adjustment of $20.8 million (US$15.3 million). Upon consolidation, the reduction in value of the Class C Partnership Units is included in the non-controlling interest.